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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 28, 2000
                                                           -------------


                                 MATRITECH, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  0-12128                        04-2985132
           ------------------         --------------------------------
           (Commission File Number)   (IRS Employer Identification No.)


               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02460 USA
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:


                                 (617) 928-0820
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ITEM 5.  OTHER EVENTS.

         On June 28, 2000, the Registrant acquired ADL-Vertriebsgesellschaft mbH Gesellschaft fur Allergie, Diagnostika und Laborkonzepte ("ADL"), a European distributor of diagnostic testing products, including the Registrant's NMP22(R) Test Kit for Bladder Cancer. ADL is located in Freiberg, Germany.

         The acquisition has been completed through an exchange of 100% of the shares of ADL in return for an initial issuance of 37,153 shares (the "Initial Shares") of the Registrant's common stock. An additional payment, based on ADL's achievement of certain performance objectives during 2000, may be made during the first quarter of 2001. This payment, if made, is not expected to exceed approximately 13,700 shares of the Registrant's common stock (the "Additional Shares," and collectively with the Initial Shares, the "Shares").

         The Initial Shares were, and the Additional Shares will be, issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). None of the Shares may be sold prior to June 28, 2001 and are subject to the Registrant's call option if the holder ceases to provide services to ADL as an employee, managing director or consultant. The call option lapses as to one-third of the Shares on each of the first, second and third anniversaries of the transaction. The Registrant has agreed to take appropriate steps to permit the resale of the Shares in the public market (including registration under the Securities Act) if and when such Shares cease to be subject to such call option.


ITEM 7.  EXHIBITS

(c)      Exhibits

4.1 Purchase Agreement dated as of June 28, 2000, by and among Petra Urban, on behalf of Franz Maier, Eva Heidt and Joachim Hevler, the shareholders of ADL, and Stephan Schmidt, on behalf of Matritech, Inc.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MATRITECH, INC.


July 10, 2000                        By: /s/ Stephen D. Chubb
                                         -----------------------------------
                                         Name:  Stephen D. Chubb
                                         Title: Chairman, Director and
                                                Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

4.1 Purchase Agreement dated as of June 28, 2000, by and among Petra Urban, on behalf of Franz Maier, Eva Heidt and Joachim Hevler, the shareholders of ADL, and Stephan Schmidt, on behalf of Matritech, Inc.


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